Execution Copy

                                 AMENDMENT NO. 1


         AMENDMENT NO. 1 (this "Amendment"), dated as of May 25, 2004, to the Credit Agreement, dated as of May 4, 2004 (the "Credit Agreement"), by and among VALMONT INDUSTRIES, INC., a Delaware corporation (the "Parent Borrower"), the Qualified Subsidiaries of the Parent Borrower party hereto or which from time to time become party hereto (each a "Subsidiary Borrower" and, collectively, the "Subsidiary Borrowers"), the lenders party hereto (each a "Lender" and, collectively, the "Lenders"), WACHOVIA CAPITAL MARKETS, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, WACHOVIA BANK, NATIONAL ASSOCIATION, as an Issuing Bank, and THE BANK OF NEW YORK ("BNY"), as an Issuing Bank, as swing line lender (in such capacity, the "Swing Line Lender"), and as administrative agent for the Lenders, the Issuing Banks and the Swing Line Lender (in such capacity, the "Administrative Agent").

                                    RECITALS

I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

II. Under Section 7.13 of the Credit Agreement, all Indebtedness outstanding under the Private Placement Documents is required to be repaid in full not later than May 25, 2004 and the Private Placement Documents are required to be terminated contemporaneously with such repayment.

III. The Parent Borrower (a) has advised the Administrative Agent that, (i) notwithstanding its timely request to the lenders under the Private Placement Documents, it was not provided with the computation of the amount required to repay in full all Indebtedness outstanding under the Private Placement Documents until May 25, 2004 and (ii) consequently it is unable to make the required payment and effect the required termination on May 25, 2004 and (b) has requested that the Lenders extend the time required for such payment and termination for an additional three Business Days.

         Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent Borrower, the Lenders and the Administrative Agent hereby agree as follows:

1. Amendment to Section 7.13. Section 7.13 of the Credit Agreement (Private Placement Debt) is hereby amended by deleting the phrase "15 Business Days" therefrom and substituting therefor the phrase "20 Business Days."

2. Effectiveness. This Amendment shall become effective when it has been executed by the Administrative Agent and the Administrative Agent has received counterparts hereof executed by the Required Lenders and the Credit Parties set forth on the signature pages hereto.

3. Continuing Validity of Loan Documents. The Parent Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Credit Party thereunder, (b) agrees and admits that no Credit Party has any defenses to or offsets against any such obligation and (c) certifies that, immediately after giving effect to this Amendment, (i) no Default shall exist and (ii) each of the representations and warranties contained in each Loan Document shall be true and correct with the same effect as though such representation and warranty had been made on date hereof, except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct on and as of such earlier date.

4. Limitations. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment or waiver in respect of any term or condition of any Loan Document shall be deemed (i) to be an amendment or waiver in respect of any other term or condition contained in any Loan Document or (ii) to prejudice any right or rights which the Administrative Agent, the Swing Line Lender, the Issuing Banks, any Lender or the Parent Borrower or Subsidiary Borrower may now have or may have in the future under or in connection with the Credit Agreement or any of the Loan Documents.

5. Counterparts. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment, it shall be necessary to produce only the counterpart executed and delivered by the party to be charged.

6. Governing Law. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.


                            VALMONT INDUSTRIES, INC.


                            By:       /s/ Terry J. McClain
                               ------------------------------------------------
                               Name:  Terry J. McClain
                               Title: Senior Vice President and Chief
                                      Financial Officer


                            THE BANK OF NEW YORK,
                            individually, as an Issuing Bank, as Swing
                            Line Lender and as Administrative Agent


                            By:       /s/ John Paul Marotta
                               ------------------------------------------------
                               Name:  John Paul Marotta
                                    -------------------------------------------
                               Title: Vice President
                                    -------------------------------------------


                            Consented to and agreed:

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            Individually and as Issuing Bank


                            By:         /s/ Barbara Van Meerten
                                ------------------------------------------------
                                Name:   Barbara Van Meerten
                                      ------------------------------------------
                                Title:  Director
                                      ------------------------------------------


                            LASALLE BANK NATIONAL ASSOCIATION


                            By:         /s/ David Gardner
                                ------------------------------------------------
                                Name:   David Gardner
                                      ------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------


                             COOPERATIEVE CENTRALE
                             RAIFFEISEN - BOERENLEENBANK B.A,
                             "RABOBANK  NEDERLAND",  NEW YORK BRANCH


                             By:       /s/ Eric Hurshman
                                ------------------------------------------------
                                Name:  Eric Hurshman
                                      ------------------------------------------
                                Title: Executive Director
                                      ------------------------------------------


                             By:       /s/ Brett Delfino
                                ------------------------------------------------
                                Name:  Brett Delfino
                                      ------------------------------------------
                                Title: Executive Director
                                      ------------------------------------------


                             U.S. BANK NATIONAL ASSOCIATION


                             By:        /s/ Joseph T. Sullivan III
                                ------------------------------------------------
                                Name:   Joseph T. Sullivan III
                                      ------------------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------------------


                             BANK OF AMERICA, N.A.


                             By:         /s/ Lynn W. Stetson
                                ------------------------------------------------
                                Name:    Lynn W. Stetson
                                       -----------------------------------------
                                Title:   Managing Director
                                       -----------------------------------------


                             COMERICA BANK


                             By:        /s/ Timothy O'Rourke
                                ------------------------------------------------
                                Name:   Timothy O'Rourke
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                              HARRIS TRUST AND SAVINGS BANK


                              By:      /s/ James J. Owen
                                ------------------------------------------------
                                Name:   James J. Owen
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                              KEYBANK NATIONAL ASSOCIATION


                              By:       /s/ Keven D. Smith
                                ------------------------------------------------
                                Name:   Keven D. Smith
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                              WELLS FARGO BANK, N.A.


                              By:       /s/ Ryan K. Johnson
                                ------------------------------------------------
                                Name:   Ryan K. Johnson
                                       -----------------------------------------
                                Title:  AVP
                                       -----------------------------------------


                              ALLIED IRISH BANKS, P.L.C.


                              By:        /s/ Joseph S. Augustini
                                ------------------------------------------------
                                Name:    Joseph S. Augustini
                                       -----------------------------------------
                                Title:   Vice President
                                       -----------------------------------------


                               FIFTH THIRD BANK


                               By:      /s/ Mike Mendenhall
                                ------------------------------------------------
                                Name:   Mike Mendenhall
                                       -----------------------------------------
                                Title:  Corporate Banking Officer
                                       -----------------------------------------


                               KBC BANK, N.V.


                               By:        /s/Robert Snauffer
                                  ----------------------------------------------
                                  Name:   Robert Snauffer
                                         ---------------------------------------
                                  Title:  First Vice President
                                         ---------------------------------------


                                By:        /s/ William Cavanaugh
                                   ---------------------------------------------
                                   Name:   William Cavanaugh
                                          --------------------------------------
                                   Title:  Vice President
                                          --------------------------------------

                                AIB DEBT MANAGEMENT LIMITED


                                By:
                                   ---------------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                By:        /s/ Joseph S. Augustini
                                   ---------------------------------------------
                                   Name:   Joseph S. Augustini
                                          --------------------------------------
                                   Title:  Vice President
                                          --------------------------------------

AGREED AND CONSENTED TO:

PiROD, INC.

VALMONT COATINGS, INC.

NEWMARK INTERNATIONAL, INC.


By:     /s/ Terry J. McClain
     ------------------------------------------------
Name:  Terry J. McClain
Title:  Senior Vice President and Chief Financial Officer


Terry J. McClain, as Senior Vice President and Chief Financial Officer of each of the aforementioned corporations, has executed this Amendment No. 1 to Credit Agreement intending that all entities set forth above his signature shall be bound by a single signature as if he had executed separately for each of such entity.

                                 AMENDMENT NO. 2


         AMENDMENT NO. 2 (this "Amendment"), dated as of November 1, 2004, to the Credit Agreement, dated as of May 4, 2004 and amended as of May 25, 2004 (as so amended, the "Credit Agreement"), by and among VALMONT INDUSTRIES, INC., a Delaware corporation (the "Parent Borrower"), the Qualified Subsidiaries of the Parent Borrower party thereto or which from time to time become party thereto (each a "Subsidiary Borrower" and, collectively, the "Subsidiary Borrowers"), the lenders party thereto (each a "Lender" and, collectively, the "Lenders"), WACHOVIA CAPITAL MARKETS, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, WACHOVIA BANK, NATIONAL ASSOCIATION, as an Issuing Bank, and THE BANK OF NEW YORK ("BNY"), as an Issuing Bank, as swing line lender (in such capacity, the "Swing Line Lender"), and as administrative agent for the Lenders, the Issuing Banks and the Swing Line Lender (in such capacity, the "Administrative Agent").

                                    RECITALS

     I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     II. In accordance with Section 7.13 of the Credit Agreement, all Indebtedness outstanding under the Private Placement Documents was repaid in full and the Private Placement Documents were terminated contemporaneously with such repayment.

     III. In connection with such prepayment and termination, the Parent Borrower was required to pay a prepayment penalty, the cost of which was expected, at the time the Credit Agreement was entered into, to be capitalized. The Parent Borrower has now been advised such cost must be treated as a charge against earnings in its financial statements for the fiscal quarter ended June 26, 2004.

     IV. The Parent Borrower has requested that the Lenders permit the Parent Borrower to add back to net income the amount of such charge against earnings in computing Consolidated EBITDA for purposes of calculating compliance with the financial ratios set forth in the Credit Agreement (but not for purposes of calculating the Pricing Level).

     Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent Borrower, the Lenders and the Administrative Agent hereby agree as follows:

     1.   Amendment  to  Section  1.1  Section  1.1  of  the  Credit   Agreement
(Definitions) is hereby amended by

          (a) restating the definition of the term "Consolidated EBITDA" to read in its entirety as follows:

               "Consolidated EBITDA": for any period, net income of the Parent Borrower and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP, for such period, plus the sum of, without duplication, each of the following with respect to the Parent Borrower and its Subsidiaries, to the extent utilized in determining such net income: (i) all interest expense, (ii) provision for income taxes, (iii) depreciation and amortization and (iv) with respect to the fiscal quarter ended June 26, 2004, $9,555,000.

          (b) amending the definition of the term "Leverage Ratio" by adding a new proviso at the end thereof, to read in its entirety as follows:

               and provided further that, in computing the Leverage Ratio for purposes of determining any Pricing Level, Consolidated EBITDA, shall be computed without giving effect to clause (iv) of the definition of such term.

     2. Effectiveness. This Amendment shall become effective when it has been executed by the Administrative Agent and the Administrative Agent has received counterparts hereof executed by the Required Lenders and the Credit Parties set forth on the signature pages hereto.

     3. Continuing Validity of Loan Documents. The Parent Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Credit Party thereunder, (b) agrees and admits that no Credit Party has any defenses to or offsets against any such obligation and (c) certifies that, immediately after giving effect to this Amendment, (i) no Default shall exist and (ii) each of the representations and warranties contained in each Loan Document shall be true and correct with the same effect as though such representation and warranty had been made on date hereof, except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct on and as of such earlier date.

     4. Limitations. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment or waiver in respect of any term or condition of any Loan Document shall be deemed (i) to be an amendment or waiver in respect of any other term or condition contained in any Loan Document or (ii) to prejudice any right or rights which the Administrative Agent, the Swing Line Lender, the Issuing Banks, any Lender or the Parent Borrower or Subsidiary Borrower may now have or may have in the future under or in connection with the Credit Agreement or any of the Loan Documents.

     5. Counterparts. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment, it shall be necessary to produce only the counterpart executed and delivered by the party to be charged.

     6. Governing Law. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.


                            VALMONT INDUSTRIES, INC.


                            By:        /s/ Terry J. McClain
                                ------------------------------------------------
                                Name:  Terry J. McClain
                                Title: Senior Vice President and Chief
                                       Financial Officer


                            THE BANK OF NEW YORK,
                            individually, as an Issuing Bank, as Swing
                            Line Lender and as Administrative Agent


                            By:         /s/John Paul Marotta
                                ------------------------------------------------
                                Name:   John Paul Marotta
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                            Consented to and agreed:

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            Individually and as Issuing Bank


                            By:          /s/ Nathan R. Rantala
                                ------------------------------------------------
                                Name:    Nathan R. Rantala
                                       -----------------------------------------
                                Title:   Vice President
                                       -----------------------------------------


                            LASALLE BANK NATIONAL ASSOCIATION


                            By:        /s/ David Gardner
                                ------------------------------------------------
                                Name:  David Gardner
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------


                            COOPERATIEVE CENTRALE
                            RAIFFEISEN - BOERENLEENBANK B.A,
                            "RABOBANK  NEDERLAND",  NEW YORK BRANCH


                            By:         /s/ John L. Church
                                ------------------------------------------------
                                Name:   John L. Church
                                       -----------------------------------------
                                Title:  Executive Director
                                       -----------------------------------------


                            By:         /s/ Rebecca O. Morrow
                                ------------------------------------------------
                                Name:   Rebecca O. Morrow
                                       -----------------------------------------
                                Title:  Executive Director
                                       -----------------------------------------


                            U.S. BANK NATIONAL ASSOCIATION


                            By:         /s/ Joseph T. Sullivan III
                                ------------------------------------------------
                                Name:   Joseph T. Sullivan III
                                       -----------------------------------------
                                Title:  Assistant Vice President
                                       -----------------------------------------


                            BANK OF AMERICA, N.A.


                            By:       /s/ Lynn W. Stetson
                               -------------------------------------------------
                               Name:  Lynn W. Stetson
                                      ------------------------------------------
                               Title: Managing Director
                                      ------------------------------------------


                            COMERICA BANK


                            By:        /s/ Timothy O'Rourke
                                ------------------------------------------------
                                Name:   Timothy O'Rourke
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                            HARRIS TRUST AND SAVINGS BANK


                            By:        /s/ Joann L. Holman
                                ------------------------------------------------
                                Name:  Joann L. Holman
                                      ------------------------------------------
                                Title: Vice President
                                      ------------------------------------------


                            KEYBANK NATIONAL ASSOCIATION

                            By:        /s/ Robert W. Boswell
                                ------------------------------------------------
                                Name:  Robert W. Boswell
                                      ------------------------------------------
                                Title: Vice President
                                      ------------------------------------------


                            WELLS FARGO BANK, N.A.


                            By:         /s/ Michael V. Hinrichs
                                ------------------------------------------------
                                Name:     Michael V. Hinrichs
                                      ------------------------------------------
                                Title:    Vice President
                                      ------------------------------------------


                            ALLIED IRISH BANKS, P.L.C.


                             By:/s/ Joseph S. Augustini and Roisin O'Connell
                                ------------------------------------------------
                                Name: Joseph S. Augustini and Roisin O'Connell
                                      ------------------------------------------
                                Title:Vice President / Assistant Vice President
                                      ------------------------------------------


                             FIFTH THIRD BANK


                             By:        /s/ Mike Mendenhall
                                ------------------------------------------------
                                Name:  Mike Mendenhall
                                      ------------------------------------------
                                Title: Officer
                                      ------------------------------------------


                              KBC BANK, N.V.


                            By:        /s/ Jean-Pierre Diels
                                ------------------------------------------------
                                Name:  Jean-Pierre Diels
                                      ------------------------------------------
                                Title: First Vice President
                                      ------------------------------------------


                            By:        /s/ William Cavanaugh
                                ------------------------------------------------
                                Name:  William Cavanaugh
                                      ------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                            AIB DEBT MANAGEMENT LIMITED


                            By:        /s/ Joseph Augustini
                                ------------------------------------------------
                                Name:  Joseph Augustini
                                      ------------------------------------------
                                Title: Vice President
                                      ------------------------------------------


                            By:        /s/ Roisin O'Connell
                                ------------------------------------------------
                                Name:  Roisin O'Connell
                                      ------------------------------------------
                                Title: Assistant Vice President
                                      ------------------------------------------

AGREED AND CONSENTED TO:

PiROD, INC.

VALMONT COATINGS, INC.

NEWMARK INTERNATIONAL, INC.


By:    /s/ Terry J. McClain
     ------------------------------------------------
Name:  Terry J. McClain
Title:  Senior Vice President and Chief Financial Officer


Terry J. McClain, as Senior Vice President and Chief Financial Officer of each of the aforementioned corporations, has executed this Amendment No. 2 to Credit Agreement intending that all entities set forth above his signature shall be bound by a single signature as if he had executed separately for each of such entity.

                                                                  Execution Copy

                                 AMENDMENT NO. 3


     AMENDMENT NO. 3 (this "Amendment"), dated as of April 8, 2005, to the Credit Agreement, dated as of May 4, 2004 and amended as of May 25, 2004 and November 1, 2004 (as so amended, the "Credit Agreement"), by and among VALMONT INDUSTRIES, INC., a Delaware corporation (the "Parent Borrower"), the Qualified Subsidiaries of the Parent Borrower party thereto or which from time to time become party thereto (each a "Subsidiary Borrower" and, collectively, the "Subsidiary Borrowers"), the lenders party thereto (each a "Lender" and, collectively, the "Lenders"), WACHOVIA CAPITAL MARKETS, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, WACHOVIA BANK, NATIONAL ASSOCIATION, as an Issuing Bank, and THE BANK OF NEW YORK ("BNY"), as an Issuing Bank, as swing line lender (in such capacity, the "Swing Line Lender"), and as administrative agent for the Lenders, the Issuing Banks and the Swing Line Lender (in such capacity, the "Administrative Agent").

                                    RECITALS

     I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     II. The Parent Borrower has decided to terminate the Aircraft Lease and replace the aircraft which is the subject thereof (the "Old Aircraft") with a substitute aircraft (the "Replacement Aircraft");

     III. In order to obtain advantageous tax treatment of the foregoing transaction, the Parent Borrower intends to purchase the Old Aircraft and exchange it for the Replacement Aircraft in an arrangement qualifying as a like-kind exchange under Section 1031 of the Code (the "Like-Kind Exchange");

     IV. In order to facilitate the Like-Kind Exchange, title to the Replacement Aircraft will initially be taken by an Exchange Accommodation Titleholder (as such term is defined in Section 1031 of the Code), which is not a Subsidiary of the Parent Borrower;

     V. The Parent Borrower intends to provide financing to the Exchange Accommodation Titleholder for the purchase of the Replacement Aircraft;

     VI. The Parent Borrower has requested that the Lenders (i) consent to its advancing of funds to the Exchange Accommodation Titleholder in order to facilitate the Like-Kind Exchange and (ii) permit the payments required to terminate the Aircraft Lease and purchase the Old Aircraft and the Lenders are willing to do so on the terms and conditions hereinafter set forth.

     Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent Borrower, the Lenders and the Administrative Agent hereby agree as follows:

     1.  Amendment  to  Section  1.1.   Section  1.1  of  the  Credit  Agreement
(Definitions) is hereby amended by adding in appropriate alphabetical position the following new defined terms to read in their entirety as follows:

          "Aircraft Like-Kind Exchange": the disposition by the Parent Borrower of the Old Aircraft and its replacement with the Replacement Aircraft in a Like-Kind Exchange pursuant to which: (i) the Parent Borrower will assign the purchase agreement for the Replacement Aircraft to the Exchange Accommodation Titleholder, (ii) the Parent Borrower will finance the acquisition by the Exchange Accommodation Titleholder of the Replacement Aircraft (the "Aircraft Loan"), (iii) the Exchange Accommodation Titleholder will purchase the Replacement Aircraft, (iv) the Parent Borrower will purchase the Old Aircraft and transfer it to the Exchange Accommodation Titleholder, (iii) the Exchange Accommodation Titleholder will transfer the Replacement Aircraft to the Parent Borrower (or a grantor trust established by the Parent Borrower) in exchange for the Old Aircraft and partial cancellation of the Aircraft Loan, (iv) the Exchange Accommodation Titleholder will sell the Old Aircraft and apply the proceeds of such sale to repay the balance of the Aircraft Loan.

          "Exchange Accommodation Titleholder": Western Meadowlark Acquisitions, Inc., a Delaware corporation established by J.P. Morgan Property
          Exchange, Inc., which will act as the Exchange Accommodation Titleholder (as defined in Section 1031 of the Code) to facilitate the acquisition of the Replacement Aircraft in a Like-Kind Exchange.

          "Like-Kind Exchange": a transaction qualifying as a like-kind exchange under Section 1031 of the Code.

          "Old  Aircraft":  the  aircraft  which is the subject of the  Aircraft
          Lease.

          "Replacement Aircraft": a Canadair Challenger 604 aircraft.

     2.  Amendment  to  Section  8.6.   Section  8.6  of  the  Credit  Agreement
(Investments) is hereby amended by adding a new clause (j) at the end thereof, to read in its entirety as follows:

          (j) one or more loans or other advances in an aggregate amount not to exceed $17,000,000 and for a term not to exceed 185 days to the Exchange Accommodation Titleholder for the purpose of financing the acquisition of the Replacement Aircraft by the Exchange Accommodation Titleholder as part of the Aircraft Like-Kind Exchange.

     3. Amendment to Section 8.12. Section 8.12 of the Credit Agreement (Prepayments of Indebtedness) is hereby amended by restating the parenthetical phrase appearing therein to read in its entirety as follows:

          (other than Indebtedness under the Loan Documents, Indebtedness under the Wachovia Synthetic Lease Arrangement in effect as of the date hereof and Indebtedness under the Aircraft Lease in effect as of the date hereof)

     4. Effectiveness. This Amendment shall become effective when it has been executed by the Administrative Agent and the Administrative Agent has received counterparts hereof executed by the Required Lenders and the Credit Parties set forth on the signature pages hereto.

     5. Continuing Validity of Loan Documents. The Parent Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Credit Party thereunder, (b) agrees and admits that no Credit Party has any defenses to or offsets against any such obligation and (c) certifies that, immediately after giving effect to this Amendment, (i) no Default shall exist and (ii) each of the representations and warranties contained in each Loan Document shall be true and correct with the same effect as though such representation and warranty had been made on date hereof, except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct on and as of such earlier date.

     6. Limitations. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment or waiver in respect of any term or condition of any Loan Document shall be deemed (i) to be an amendment or waiver in respect of any other term or condition contained in any Loan Document or (ii) to prejudice any right or rights which the Administrative Agent, the Swing Line Lender, the Issuing Banks, any Lender or the Parent Borrower or Subsidiary Borrower may now have or may have in the future under or in connection with the Credit Agreement or any of the Loan Documents.

     7. Counterparts. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment, it shall be necessary to produce only the counterpart executed and delivered by the party to be charged.

     8. Governing Law. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.


                            VALMONT INDUSTRIES, INC.


                            By:        /s/ Terry J. McClain
                                ------------------------------------------------
                                Name:  Terry J. McClain
                                Title: Senior Vice President and Chief
                                       Financial Officer


                            THE BANK OF NEW YORK,
                            individually, as an Issuing Bank, as Swing
                            Line Lender and as Administrative Agent


                            By:          /s/ John Paul Marotta
                                ------------------------------------------------
                                Name:    John Paul Marotta
                                       -----------------------------------------
                                Title:   Vice President
                                       -----------------------------------------


                            Consented to and agreed:

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            Individually and as Issuing Bank



                            By:          /s/ Nathan R. Rantala
                                ------------------------------------------------
                                Name:    Nathan R. Rantala
                                       -----------------------------------------
                                Title:   Vice President
                                       -----------------------------------------


                            LASALLE BANK NATIONAL ASSOCIATION



                            By:          /s/ David J. Gardner
                                ------------------------------------------------
                                Name:    David J. Gardner
                                       -----------------------------------------
                                Title:   VP
                                       -----------------------------------------


                            COOPERATIEVE CENTRALE
                            RAIFFEISEN - BOERENLEENBANK B.A,
                            "RABOBANK  NEDERLAND",  NEW YORK BRANCH



                            By:          /s/ Eric Hurshman
                                ------------------------------------------------
                                Name:    Eric Hurshman
                                       -----------------------------------------
                                Title:   Managing Director
                                       -----------------------------------------



                            By:          /s/ Brett Delfino
                                ------------------------------------------------
                                Name:    Brett Delfino
                                       -----------------------------------------
                                Title:   Executive Director
                                       -----------------------------------------


                             U.S. BANK NATIONAL ASSOCIATION



                            By:          /s/ Joseph T. Sullivan III
                                ------------------------------------------------
                                Name:    Joseph T. Sullivan III
                                       -----------------------------------------
                                Title:   Vice President
                                       -----------------------------------------


                            BANK OF AMERICA, N.A.



                            By:          /s/ Bill Sweeney
                                ------------------------------------------------
                                Name:    Bill Sweeney
                                       -----------------------------------------
                                Title:   Senior Vice President
                                       -----------------------------------------


                            COMERICA BANK



                            By:          /s/ Timothy O'Rourke
                                ------------------------------------------------
                                Name:    Timothy O'Rourke
                                       -----------------------------------------
                                Title:   Vice President
                                       -----------------------------------------


                            HARRIS TRUST AND SAVINGS BANK



                            By:          /s/ Thomas A. Batterham
                                ------------------------------------------------
                                Name:    Thomas A. Batterham
                                       -----------------------------------------
                                Title:   Managing Director
                                       -----------------------------------------


                            KEYBANK NATIONAL ASSOCIATION



                            By:          /s/ Brendan A. Lawlor
                                ------------------------------------------------
                                Name:    Brendan A. Lawlor
                                       -----------------------------------------
                                Title:   Senior Vice President
                                       -----------------------------------------


                            WELLS FARGO BANK, N.A.



                            By:          /s/ Michael V. Hinrichs
                                ------------------------------------------------
                                Name:    Michael V. Hinrichs
                                       -----------------------------------------
                                Title:   Vice President
                                       -----------------------------------------


                            ALLIED IRISH BANKS, P.L.C.



                            By:
                                ------------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------


                             FIFTH THIRD BANK



                            By:          /s/ Andrew D. Jones
                                ------------------------------------------------
                                Name:    Andrew D. Jones
                                       -----------------------------------------
                                Title:   Corporate Banking Officer
                                       -----------------------------------------


                            KBC BANK, N.V.



                            By:          /s/ William Cavanaugh
                                ------------------------------------------------
                                Name:    William Cavanaugh
                                       -----------------------------------------
                                Title:   Vice President
                                       -----------------------------------------



                            By:          /s/ Robert Snauffer
                                ------------------------------------------------
                                Name:    Robert Snauffer
                                       -----------------------------------------
                                Title:   First Vice President
                                       -----------------------------------------

                           AIB DEBT MANAGEMENT LIMITED



                            By:
                                ------------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------



                            By:
                                ------------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

AGREED AND CONSENTED TO:

PiROD, INC.

VALMONT COATINGS, INC.

NEWMARK INTERNATIONAL, INC.


By:    /s/ Terry J. McClain
     ------------------------------------------------
Name:  Terry J. McClain
Title:  Senior Vice President and Chief Financial Officer


Terry J. McClain, as Senior Vice President and Chief Financial Officer of each of the aforementioned corporations, has executed this Amendment No. 3 to Credit Agreement intending that all entities set forth above his signature shall be bound by a single signature as if he had executed separately for each of such entity.

                                                                  Execution Copy

                                 AMENDMENT NO. 4


         AMENDMENT NO. 4 (this "Amendment"), dated as of May 16, 2005, to the Credit Agreement, dated as of May 4, 2004 and amended as of May 25, 2004, November 1, 2004 and April 8, 2005 (as so amended, the "Credit Agreement"), by and among VALMONT INDUSTRIES, INC., a Delaware corporation (the "Parent Borrower"), the Qualified Subsidiaries of the Parent Borrower party thereto or which from time to time become party thereto (each a "Subsidiary Borrower" and, collectively, the "Subsidiary Borrowers"), the lenders party thereto (each a "Lender" and, collectively, the "Lenders"), WACHOVIA CAPITAL MARKETS, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, WACHOVIA BANK, NATIONAL ASSOCIATION, as an Issuing Bank, and THE BANK OF NEW YORK ("BNY"), as an Issuing Bank, as swing line lender (in such capacity, the "Swing Line Lender"), and as administrative agent for the Lenders, the Issuing Banks and the Swing Line Lender (in such capacity, the "Administrative Agent").

                                    RECITALS

     I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     II. The Parent Borrower has requested that the Lenders agree to change in pricing under the Credit Agreement and the Lenders are willing to do so on the terms and conditions hereinafter set forth.

     Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent Borrower, the Lenders and the Administrative Agent hereby agree as follows:

     1.   Amendment  to  Section  1.1  Section  1.1  of  the  Credit   Agreement
(Definitions) is hereby amended by

     (i) restating the definition of "Revolving Credit Commitment Amount" to read in its entirety as follows:

          "Revolving Credit Commitment Amount": as of any date and with respect to any Lender, the amount set forth adjacent to its name under the heading "Revolving Credit Commitment Amount" in Exhibit A on such date or, in the event that such Lender is not listed in Exhibit A, (i) the "Revolving Credit Commitment Amount" which such Lender shall have assumed from another Lender in accordance with Section 11.6 on or prior to such date or (ii) the "Revolving Credit Commitment Amount" which such Lender shall have acquired pursuant to an Increase Supplement executed pursuant to Section 2.5, in each case as the same may be adjusted from time to time pursuant to Sections 2.5 and 11.6.

     (ii) restating the table set forth in the definition of the term "Applicable Margin" to read in its entirety as follows:

                              Applicable Eurodollar         Applicable
                              Margin for Revolving Credit   Eurodollar
                              Loans, Core Currency Euro     Margin for Term
    Pricing Level             and Standby LC Margin         Loans                  Trade LC Margin  Facility Fee
    -------------             --------------------          ----------------       ---------------  ------------
    Pricing Level I           0.500%                        0.625%                  0.1875%          0.125%
    Pricing Level II          0.575%                        0.750%                  0.2500%          0.175%
    Pricing Level III         0.675%                        0.875%                  0.3000%          0.200%
    Pricing Level IV          0.875%                        1.125%                  0.3750%          0.250%
    Pricing Level V           1.125%                        1.375%                  0.4500%          0.250%

     (iii) adding in appropriate alphabetical order the following defined term:

          "Amendment No. 4" means Amendment No. 4, dated as of May 16, 2005, to this Agreement

     2.   Amendment  to  Section  2.5  Section  2.5  of  the  Credit   Agreement
(Termination    or   Reduction   of    Commitments)   is   hereby   amended   by

     (i) redesignating such section as "Termination, Reduction or Increase of Commitments;"

     (ii) inserting therein new subsections (d) and (e) to read in their entirety as follows:

          (d) Increases in Commitments. Provided that no Default exists or would exist immediately before and after giving effect thereto, the Parent Borrower may at any time and from time to time prior to May 31, 2007, at its sole cost and expense, request any one or more of the Lenders to increase its Revolving Credit Commitment Amount (provided, that, the decision to increase the Revolving Credit Commitment Amount of a Lender shall be within the sole and absolute discretion of such Lender), or any other Eligible Assignee reasonably satisfactory to the Administrative Agent to provide a new Revolving Credit Commitment (any Lender so increasing its Commitment pursuant to this Section 2.5(d) and any such Eligible Assignee providing a new Revolving Credit Commitment pursuant to this Section 2.5(d), an "Increased Lender"). In the event a Lender or Eligible Assignee agrees to become an Increased Lender, the Parent Borrower shall submit to the Administrative Agent an Increase Supplement in the form of Exhibit A to Amendment No. 4 (an "Increase Supplement"), duly executed by the Parent Borrower, the Guarantors and each such Increased Lender. If such Increase Supplement is in all respects appropriately completed and executed and all of the other requirements set forth in Sections 2.5(d) and (e) have been satisfied, the Administrative Agent shall execute such Increase Supplement and deliver a copy thereof to the Parent Borrower and each such Increased Lender and the Administrative Agent shall promptly provide notice thereof to each Lender. Upon execution and delivery of such Increase Supplement,
     (A) in the case of each Increased Lender that is already a Lender, such Lender's Revolving Credit Commitment shall be increased to the Revolving Credit Commitment Amount set forth in such Increase Supplement, (B) in the case of each such Eligible Assignee, such Eligible Assignee shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" with a Revolving Credit Commitment in a Revolving Credit Commitment Amount set forth in such Increase Supplement, and (C) the Parent Borrower shall contemporaneously therewith execute and deliver to the Administrative Agent (x) for each Lender providing an increased Revolving Credit Commitment and requesting a Note pursuant to Section 2.13(d), a Note in the form of Exhibit Q-1 to this Agreement in the amount of such increased Revolving Credit Commitment Amount and (y) for each such Eligible Assignee providing a new Commitment and requesting a Note pursuant to
     Section 2.13(d), a Note in the form of Exhibit Q-1 to this Agreement in the amount of its Revolving Credit Commitment Amount and a Note in the form of Exhibit Q-3 to this Agreement ; provided, however, that:

               (i) the Aggregate Revolving Credit Commitment Amount shall not be increased on more than two occasions;

               (ii) the sum of both increases shall not exceed $50,000,000 after
          giving  effect  to  all  increases  the  Aggregate   Revolving  Credit
          Commitment Amount shall not exceed $200,000,000;

               (iii) each such increase shall be in an amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (iv) each such Eligible Assignee shall have delivered to the Administrative Agent and the Parent Borrower all forms, if any, that are required to be delivered by such Eligible Assignee pursuant to
          Section 3.9(e);

               (v) upon the Administrative Agent's execution and delivery of an Increase Supplement in accordance with the terms hereof, the Revolving Credit Commitment Amount of each Lender and the Aggregate Revolving
          Credit Commitment Amount shall be automatically adjusted to include the Revolving Credit Commitments set forth in each such Increase Supplement; and

               (vi) the Administrative Agent shall have received from each Eligible Assignee other than a Lender a completed administrative questionnaire and other items as it shall reasonably request in connection with such increase.

          (e) Adjustments Upon Increase. If Revolving Credit Loans shall be outstanding immediately after giving effect to an increase pursuant to
     Section 2.5(d), upon the Administrative Agent's execution and delivery of an Increase Supplement in accordance with the terms hereof, each Lender shall be deemed to have sold and assigned to each applicable Increased Lender, without recourse, and each applicable Increased Lender shall be deemed to have purchased and assumed from each Lender the amount of such Lender's outstanding Revolving Credit Loans as shall be necessary to result (after giving effect to the assignments of all Lenders) in the Revolving Credit Loans made by each Lender and by each Increased Lender being equal to its Revolving Credit Commitment Percentage multiplied by the aggregate amount of all Revolving Credit Loans outstanding to the Borrowers as of such date. At the direction of the Administrative Agent, each Increased
     Lender shall make all payments to the Administrative Agent and the Administrative Agent shall make such payments to the Lenders as may be necessary to carry the foregoing into effect. The Borrowers hereby agree that any amount that an Increased Lender so pays to another Lender pursuant to this Section 2.5(e) shall be entitled to all rights of a Lender under this Agreement and such payments to the Lenders shall constitute Revolving Credit Loans held by each such Increased Lender under this Agreement and that each such Increased Lender may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such amounts as fully as if such Increased Lender had initially advanced to a Borrower the amount of such payments. In connection with the assignment and acceptance provided in Sections 2.5(d) and 2.5(e), the Borrowers hereby confirm and agree that each Lender receiving any payment pursuant to the provisions of Sections 2.5(d) and 2.5(e) may treat the assignment of Eurodollar Advances as a prepayment of such Eurodollar Advances for purposes of Section 3.4. Furthermore, in connection with each such assignment and acceptance:

               (i) each Lender: (1) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (2) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other instrument or document furnished pursuant thereto; and (3) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by any Borrower or any other Person of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;

               (ii) each Increased Lender: (1) confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Increase Supplement; (2) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (3) confirms that it is an Increased Lender permitted by this Agreement; (4) appoints and authorizes the Administrative Agent to take such action as its agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; (5) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; (6) specifies as the addresses for its Applicable Lending Office for ABR and Eurodollar Advances (and address for notices) the offices set forth beneath its name on the Increase Supplement it provides in connection herewith, (7) agrees to deposit with the Administrative Agent upon its request an amount in immediately available funds equal to the Revolving Credit Loans assigned pursuant hereto for distribution to the Lenders, as their interests may appear, in accordance with Sections 2.5(d) and 2.5(e), and (8) confirms and agrees that its payment to the Administrative Agent of the amounts required by Sections 2.5(d) and 2.5(e) shall indicate its acceptance of all the terms and conditions of the Loan Documents; and

               (iii) the assignment and acceptance provisions of Sections 2.5(d) and 2.5(e) shall be effective upon the later of the Administrative Agent's execution and delivery of an Increase Supplement in accordance with the terms hereof and payment by each Lender, Increased Lender and the Parent Borrower, as the case may be, of all amounts required to be paid pursuant Sections 2.5(d) and 2.5(e). Upon such effectiveness, the Administrative Agent shall make all payments under this Agreement and the Note(s) in respect of the interests assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Increased Lender(s), as their interests may appear.

     3. Section 11.1 of the Credit Agreement (Amendments and Waivers) is, effective on the date of this Amendment, hereby amended by restating clause (i) of subsection (a) thereof to read as follows:

     (i) increase the Revolving Credit Commitment Amount of any Lender or, except as provided in Sections 2.5(d) and 2.5(e), the Aggregate Revolving Credit Commitment Amount,".

     4. Effectiveness. This Amendment shall become effective when (i) it has been executed by the Administrative Agent and the Administrative Agent has received counterparts hereof executed by the Lenders and the Credit Parties set forth on the signature pages hereto and (ii) the Administrative Agent shall have received from the Parent Borrower, for the ratable benefit of each Lender executing this Amendment, an amendment fee in an amount for each Lender equal to the product of (1) the sum of (a) the Revolving Credit Commitment Amount of such Lender and (b) the outstanding principal amount of the Term Loans of such Lender, each as of the date of this Amendment, multiplied by (2) 0.050%.

     5. Continuing Validity of Loan Documents. The Parent Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Credit Party thereunder, (b) agrees and admits that no Credit Party has any defenses to or offsets against any such obligation and (c) certifies that, immediately after giving effect to this Amendment, (i) no Default shall exist and (ii) each of the representations and warranties contained in each Loan Document shall be true and correct with the same effect as though such representation and warranty had been made on date hereof, except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct on and as of such earlier date.

     6. Limitations. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment or waiver in respect of any term or condition of any Loan Document shall be deemed (i) to be an amendment or waiver in respect of any other term or condition contained in any Loan Document or (ii) to prejudice any right or rights which the Administrative Agent, the Swing Line Lender, the Issuing Banks, any Lender or the Parent Borrower or Subsidiary Borrower may now have or may have in the future under or in connection with the Credit Agreement or any of the Loan Documents.

     7. Counterparts. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment, it shall be necessary to produce only the counterpart executed and delivered by the party to be charged.

     8. Governing Law. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.


                            VALMONT INDUSTRIES, INC.


                            By:        /s/ Terry J. McClain
                                ------------------------------------------------
                                Name:  Terry J. McClain
                                Title: Senior Vice President and Chief
                                       Financial Officer


                            THE BANK OF NEW YORK,
                            individually, as an Issuing Bank, as Swing
                            Line Lender and as Administrative Agent


                            By:         /s/ John Paul Marotta
                                ------------------------------------------------
                                Name:   John Paul Marotta
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                            Consented to and agreed:

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            Individually and as Issuing Bank


                            By:         /s/ Sarah T. Warren
                                ------------------------------------------------
                                Name:   Sarah T. Warren
                                       -----------------------------------------
                                Title:  Director
                                       -----------------------------------------


                            LASALLE BANK NATIONAL ASSOCIATION


                            By:         /s/ David J. Gardner
                                ------------------------------------------------
                                Name:   David J. Gardner
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                            COOPERATIEVE CENTRALE
                            RAIFFEISEN - BOERENLEENBANK B.A,
                            "RABOBANK  NEDERLAND",  NEW YORK BRANCH


                            By:         /s/ John L. Church
                                ------------------------------------------------
                                Name:   John L. Church
                                       -----------------------------------------
                                Title:  Executive Director
                                       -----------------------------------------


                            By:         /s/ Brett Delfino
                                ------------------------------------------------
                                Name:   Brett Delfino
                                       -----------------------------------------
                                Title:  Executive Director
                                       -----------------------------------------


                            U.S. BANK NATIONAL ASSOCIATION


                            By:         /s/ Joseph T. Sullivan III
                                ------------------------------------------------
                                Name:   Joseph T. Sullivan III
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                            BANK OF AMERICA, N.A.


                            By:         /s/ David Catherall
                                ------------------------------------------------
                                Name:   David Catherall
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                            COMERICA BANK


                            By:         /s/ Timothy O'Rourke
                                ------------------------------------------------
                                Name:   Timothy O'Rourke
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                            HARRIS TRUST AND SAVINGS BANK


                            By:         /s/ Joann Holman
                                ------------------------------------------------
                                Name:   Joann Holman
                                       -----------------------------------------
                                Title:  Director
                                       -----------------------------------------


                            KEYBANK NATIONAL ASSOCIATION


                            By:         /s/ Brendan A. Lawlor
                                ------------------------------------------------
                                Name:   Brendan A. Lawlor
                                       -----------------------------------------
                                Title:  Senior Vice President
                                       -----------------------------------------


                            WELLS FARGO BANK, N.A.


                            By:         /s/ Michael V. Hinrichs
                                ------------------------------------------------
                                Name:   Michael V. Hinrichs
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                            ALLIED IRISH BANKS, P.L.C.


                            By:     /s/ Joseph S. Augustini and Roisin O'Connell
                                ------------------------------------------------
                                Name:  Joseph S. Augustini and Roisin O'Connell
                                       -----------------------------------------
                                Title: Vice President / Assistant Vice President
                                       -----------------------------------------


                            FIFTH THIRD BANK


                            By:        /s/ Andrew D. Jones
                                ------------------------------------------------
                                Name:   Andrew D. Jones
                                       -----------------------------------------
                                Title:  Corporate Banking Officer
                                       -----------------------------------------


                            KBC BANK, N.V.


                           By:        /s/ William Cavanaugh
                                ------------------------------------------------
                                Name:   William Cavanaugh
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                           By:        /s/ Michael Curran
                                ------------------------------------------------
                                Name:   Michael Curran
                                       -----------------------------------------
                                Title:  First Vice President
                                       -----------------------------------------

                           AIB DEBT MANAGEMENT LIMITED


                           By:        /s/ Joseph Augustini
                                ------------------------------------------------
                                Name:   Joseph Augustini
                                       -----------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                           By:        /s/ Roisin O'Connell
                                ------------------------------------------------
                                Name:   Roisin O'Connell
                                       -----------------------------------------
                                Title:  Assistant Vice President
                                       -----------------------------------------

AGREED AND CONSENTED TO:

PiROD, INC.

VALMONT COATINGS, INC.

NEWMARK INTERNATIONAL, INC.


By:    /s/ Terry J. McClain
     ------------------------------------------------
Name:  Terry J. McClain
Title:  Senior Vice President and Chief Financial Officer


Terry J. McClain, as Senior Vice President and Chief Financial Officer of each of the aforementioned corporations, has executed this Amendment No. 4 to Credit Agreement intending that all entities set forth above his signature shall be bound by a single signature as if he had executed separately for each of such entity.

                                                                       EXHIBIT A

                           FORM OF INCREASE SUPPLEMENT


     INCREASE SUPPLEMENT, dated as of _____________, to the Credit Agreement, dated as of May 4, 2004 and amended as of May 25, 2004, November 1, 2004, April 8, 2005 and May 16, 2005 (as so amended, the "Credit Agreement"), by and among VALMONT INDUSTRIES, INC., a Delaware corporation (the "Parent Borrower"), the Qualified Subsidiaries of the Parent Borrower party thereto or which from time to time become party thereto (each a "Subsidiary Borrower" and, collectively, the "Subsidiary Borrowers"), the lenders party thereto (each a "Lender" and, collectively, the "Lenders"), WACHOVIA CAPITAL MARKETS, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, WACHOVIA BANK, NATIONAL ASSOCIATION, as an Issuing Bank, and THE BANK OF NEW YORK ("BNY"), as an Issuing Bank, as swing line lender (in such capacity, the "Swing Line Lender"), and as administrative agent for the Lenders, the Issuing Banks and the Swing Line Lender (in such capacity, the "Administrative Agent"). Capitalized terms used herein that are not otherwise defined herein and are defined in the Credit Agreement shall have the meanings therein defined.

     Pursuant to Sections 2.5(d) and (e) of the Credit Agreement, the Parent Borrower hereby proposes to increase (the "Increase") the Aggregate Revolving Credit Commitment Amount from $__________ to $_________.

     1. Each of the following Lenders has been invited by the Parent Borrower, and is ready, willing and able to increase its Revolving Credit Commitment Amount as follows:

                                          Revolving Credit Commitment Amount
      Name of Lender                    (after giving effect to the Increase
      --------------                    -------------------------------------

      ------------------                      $----------

      ------------------                      $----------

      ------------------                      $----------

     2. Each of the following Eligible Assignees has been invited by the Parent Borrower, and is ready, willing and able to become a "Lender" and assume a Revolving Credit Commitment under the Credit Agreement as follows:

      Name of Proposed
      Eligible Assignee                   Revolving Credit Commitment Amount

      ------------------                      $----------

      ------------------                      $----------

      ------------------                      $----------

     3. The proposed effective date for the Increase is ___________________.

     4. The Parent Borrower hereby represents and warrants to the Administrative Agent and each Lender and each such proposed Eligible Assignee that (i) immediately before and after giving effect to the Increase, no Default or Event of Default exists or would exist and each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty expressly relates to an earlier date, in which case it shall continue to be true as of such earlier date) and (ii) immediately after giving effect thereto (and taking into account any prior Increases), the Aggregate Revolving Credit Commitment Amount does not exceed $200,000,000.

     5. Pursuant to Sections 2.5(d) and (e) of the Credit Agreement, by execution and delivery of this Increase Supplement, together with the satisfaction of all of the other requirements set forth in said Sections 2.5(d) and (e), each undersigned Lender and proposed Eligible Assignee (i) shall have, on and as of the effective date of the Increase, a Revolving Credit Commitment in a Revolving Credit Commitment Amount equal to the amount set forth above next to its name and (ii) in the event it is a proposed Eligible Assignee, shall be and shall be deemed to be a "Lender" under, and as such term is defined in, the Credit Agreement.

[THE FOLLOWING IS TO BE ADDED IF THE PROPOSED ELIGIBLE ASSIGNEE IS NOT CURRENTLY A LENDER]

     6. Each proposed Eligible Assignee hereby confirms to and agrees with the Borrowers, the Administrative Agent and the current Lenders as follows:

          (a) The Administrative Agent and the Lenders have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of the Credit Agreement, the other Loan Documents, or any other instrument or document furnished pursuant to the Credit Agreement.

          (b) The Administrative Agent and the Lenders have made no representation or warranty and shall have no responsibility with respect to the financial condition of the Borrowers and their respective Subsidiaries or any other Person primarily or secondarily liable in respect of any of their obligations under the Credit Agreement or any of the other Loan Documents, or the performance or observance by the Borrowers and their respective Subsidiaries or any other Person primarily or secondarily liable in respect of their obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto.

          (c) Each proposed Eligible Assignee confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Increase Supplement and the documents, instruments and agreements executed pursuant hereto or in connection herewith.

          (d) Each proposed Eligible Assignee will, independently and without reliance upon the other Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

          (e) Each proposed Eligible Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan
     Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

          (f) Each proposed Eligible Assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

          (g) Each proposed Eligible Assignee represents and warrants that it is legally authorized to enter into this Increase Supplement and the documents, instruments and agreements executed pursuant hereto or in connection herewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Increase Supplement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                            VALMONT INDUSTRIES, INC.


                            By:
                                ------------------------------------------------
                                Name:  Terry J. McClain
                                Title: Senior Vice President and Chief
                                       Financial Officer

                            THE BANK OF NEW YORK,
                               as Administrative Agent


                            By:
                                ------------------------------------------------
                                Name:
                                Title:


Commitment:  $___________   [EXISTING LENDER INCREASING ITS
                             COMMITMENT], as a Lender


                            By:
                                ------------------------------------------------
                                Name:
                                Title:


                            Lending Office for Prime Rate and Eurodollar Loans:


                            Address for Notices:


Commitment: $___________    [ELIGIBLE ASSIGNEE], as a Lender


                            By:
                                ------------------------------------------------
                                Name:
                                Title:


                            Lending Office for Prime Rate and Eurodollar Loans:


                            Address for Notices:

AGREED AND CONSENTED TO:

PiROD, INC.
VALMONT COATINGS, INC.
NEWMARK INTERNATIONAL, INC.


By:
     ------------------------------------------------
Name:  Terry J. McClain
Title: Senior Vice President and Chief Financial Officer

Terry J. McClain, as Senior Vice President and Chief Financial Officer of each of the aforementioned corporations, has executed this Amendment No. 4 to Credit Agreement intending that all entities set forth above his signature shall be bound by a single signature as if he had executed separately for each of such entity.